UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

PEOPLESTRING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20301 Ventura Boulevard, Suite 126B
Woodland Hills, CA 91364

(Address of principal executive office)

(949) 743-3399

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of PeopleString Corporation (the “Company”) filed on October 4, 2013 (the “Original 8-K”) regarding the Merger and Reorganization Agreement, entered into as of August 9, 2013 (the “Merger Agreement”), by and the Company, the Company’s wholly-owned subsidiary, Rewardstring Corporation, a Delaware corporation (“Rewardstring”), and Vape Holdings, Inc., a Nevada corporation (“Vape”) (the “Merger”).  The Merger closed on September 30, 2013.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K, which were excluded from the Original 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.

Item 9.01           Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  The financial statements required by this item are contained in Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information.  The pro forma financial information required by this item is contained in Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Statements of Vape Holdings, Inc.
99.2	Pro Forma Financial Information of PeopleString Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLESTRING CORPORATION

Dated: December 16, 2013	By:	/s/ Jerome Kaiser
Jerome Kaiser
Duly Authorized Officer, Chief Executive Officer

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